Exhibit 10.1
FIFTH AMENDMENT
THIS FIFTH AMENDMENT (this “Amendment”) is made as of October 22, 2026 (the
“Amendment Effective Date”) by and among C.H. Robinson Worldwide, Inc. (the “Borrower”), the Guarantors, the lenders listed on the signature pages hereto (collectively constituting the
Required Lenders) (the “Required Lenders”), and U.S. Bank National Association, as
administrative agent (in such capacity, the “Administrative Agent”), under that certain Credit
Agreement, dated as of October 29, 2012 (as amended, supplemented or otherwise modified from time to time prior to the date hereof (the “Existing Credit Agreement”) and the Existing Credit
Agreement, as further amended by this Amendment, the “Credit Agreement”), by and among the
Borrower, the Lenders, U.S. Bank National Association as LC Issuer, the Swing Line Lender and the
Administrative Agent.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.
WHEREAS, the Borrower and the Guarantors have requested that the Required Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and
WHEREAS, the Borrower, the Guarantors, the Required Lenders and the Administrative
Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Required Lenders, and the
Administrative Agent hereby agree as follows.
ARTICLE I – AMENDMENTS
1.1.Amendments to Credit Agreement. Effective as of the Amendment Effective Date but
subject to the satisfaction of the conditions precedent set forth in Article III below, the Existing Credit
Agreement is hereby amended as follows:
(1)The definition of “Consolidated EBITDA” set forth in Article I of the Existing Credit
Agreement is hereby amended by replacing the last sentence thereof in its entirety with the following:
“For the purposes of calculating Consolidated EBITDA for any period of four (4)
consecutive fiscal quarters (each, a “Reference Period”), (i) if at any time during such Reference
Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated
EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated
EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition (including the RXO
Acquisition), Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto on the basis of the historical financial statements of the Person or business so acquired (which, in the case of a Person that files periodic reports with the Securities and
Exchange Commission, shall be the financial statements so filed) as if such Material Acquisition occurred on the first day of such Reference Period.”
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(2)The definition of “Leverage Holiday” set forth in Article I of the Existing Credit
Agreement is hereby amended and restated in its entirety to read as follows:
““Leverage Holiday” means, in connection with any Permitted Acquisition, an election by the
Borrower, made by written notice to the Administrative Agent delivered at any time on or prior to the date on which the Compliance Certificate for the fiscal quarter in which such Permitted
Acquisition is consummated is delivered or required to be delivered pursuant to Section 6.1(c), to increase the maximum Net Leverage Ratio permitted under Section 6.15(b) to 4.25 to 1.00 for the period set forth therein; provided, that (x) no more than two Leverage Holidays shall be given effect during the term of this Agreement, (y) no Default or Event of Default shall be in existence immediately before or after the consummation of the applicable Permitted Acquisition and (z) such election shall be given effect as of the consummation of the applicable Permitted Acquisition.”
(3)The definition of “Net Leverage Ratio” set forth in Article I of the Existing Credit
Agreement is hereby amended and restated in its entirety to read as follows:
““Net Leverage Ratio” means, as of any date of calculation, the ratio of (i) (x) Consolidated
Funded Indebtedness outstanding on such date minus (y) that portion of the Company’s and its
Subsidiaries’ unrestricted and unencumbered cash and Cash Equivalent Investments on such date
(as such amount appears on the Company’s balance sheet) that exceeds $25,000,000; provided, that this clause (i) shall at no time be less than $0, to (ii) Consolidated EBITDA for the Company’s then most-recently ended four (4) fiscal quarters.”
(4)Each of the definitions of “Maximum Increased Leverage Ratio”, “Senior Note Purchase
Agreement Leverage Increase Date” and “Senior Note Purchase Agreement Leverage
Ratio Amendment” set forth in Article I of the Existing Credit Agreement shall be deleted in its entirety.
(5)Article I of the Existing Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:
“RXO Acquisition” means the acquisition by the Borrower, directly or indirectly through one or more wholly-owned Subsidiaries, of all of the issued and outstanding equity interests of the RXO Target pursuant to the RXO Merger Agreement.
“RXO Closing Date” means the date on which the RXO Acquisition is consummated.
“RXO Merger Agreement” means the Agreement and Plan of Merger, dated as of October 4, 2026, by and among the Borrower, Viking Logistics LLC, Rover Merger Sub Inc. and the RXO Target, together with the exhibits, schedules and disclosure letters thereto, as in effect on October 22, 2026 and as the same may be amended, supplemented or otherwise modified from time to time in a manner not materially adverse to the interests of the Lenders.
“RXO Target” means RXO, Inc., a Delaware corporation.
“RXO Transactions” means, collectively, (a) the RXO Acquisition, (b) the incurrence by the Borrower of
Indebtedness (i) in an aggregate principal amount of up to $3.5 billion under one or more issuances of senior unsecured notes and/or one or more senior unsecured term loan facilities, in each case to finance, in whole or in part, the RXO Acquisition and the other RXO Transactions, and/or (ii) in an aggregate principal amount of up to $4.5 billion under the senior unsecured 364-day bridge loan facility provided
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for in the commitment letter, dated as of October 4, 2026, between Morgan Stanley Senior Funding, Inc.
and the Borrower; provided, that the aggregate principal amount of Indebtedness incurred under clauses
(b)(i) and (ii) shall not exceed $4.5 billion, (c) the amendment of the Senior Note Purchase Agreement to permit the RXO Transactions or the repayment, prepayment, redemption, defeasance or discharge of the notes issued thereunder, (d) to the extent in connection with the other RXO Transactions, the repayment, prepayment, redemption, repurchase, defeasance or discharge of Indebtedness of the RXO Target and its
Subsidiaries, including any tender offer, exchange offer, consent solicitation, change of control offer, redemption, satisfaction and discharge or defeasance with respect to the senior notes of the RXO Target and any issuance of notes by the Borrower or any Subsidiary in exchange therefor, (e) any borrowing of
Loans hereunder to finance, in part, the RXO Acquisition and the other RXO Transactions, and (f) the payment of fees, commissions and expenses in connection with the foregoing.”
(6)Clause (b) of Section 6.15 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(b) The Borrower will not permit the Net Leverage Ratio, determined as of the end of each of its fiscal quarters, to be greater than 3.75 to 1.00; provided that, if a Leverage Holiday has been elected and given effect in connection with a Permitted Acquisition, the Borrower will not permit the Net
Leverage Ratio, determined as of the end of the fiscal quarter in which such Permitted Acquisition is consummated and as of the end of each of the three consecutive fiscal quarters immediately following such fiscal quarter, to be greater than 4.25 to 1.00.”
(7)Clause (c) of Section 6.15 of the Existing Credit Agreement shall be deleted in its entirety.
(8)Article VI of the Existing Credit Agreement is hereby amended by adding the following new Section 6.18 at the end thereof:
“6.18. RXO Transactions. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document:
(a) the RXO Acquisition shall constitute a “Permitted Acquisition” and a “Material Acquisition” for all
purposes of this Agreement and the other Loan Documents and each of the RXO Transactions is hereby permitted under Section 6.12 of this Agreement; and
(b) a Leverage Holiday shall be deemed to have been elected by the Borrower in connection with the
RXO Acquisition and given effect as of the RXO Closing Date, without any notice or other action on the part of the Borrower, and accordingly the Borrower will not permit the Net Leverage Ratio, determined as of the end of the fiscal quarter in which the RXO Closing Date occurs and as of the end of each of the three consecutive fiscal quarters immediately following such fiscal quarter, to be greater than 4.25 to 1.00
(and, upon the occurrence of the RXO Closing Date, such Leverage Holiday shall constitute one of the two Leverage Holidays permitted under clause (x) of the definition thereof).”
1.2.Amendment Generally. This Amendment shall constitute a Loan Document.
ARTICLE II - REPRESENTATIONS AND WARRANTIES
The Borrower and each of the Guarantors hereby represent and warrant as follows:
2.1.This Amendment and the Credit Agreement (in the case of the Borrower) and
Guaranty (in the case of the Guarantors) constitute legal, valid and binding obligations of the Borrower
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and each of the Guarantors and are enforceable against the Borrower and each of the Guarantors in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.
2.2.As of the date hereof and after giving effect to the terms of this Amendment, (i) no
Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement and each of the Guarantors set forth in the
Guaranty are true and correct in all material respects, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date.
ARTICLE III - CONDITIONS PRECEDENT
This Amendment shall become effective on the Amendment Effective Date, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:
3.1.The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.
3.2.The Administrative Agent shall have received a certificate, signed by an Authorized
Officer on behalf of the Borrower, stating that as of the date hereof and after giving effect to the terms of this Amendment, (A) no Default or Event of Default has occurred and is continuing and (B) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct in all material respects, except to the extent any such representation or warranty is stated
to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date.
ARTICLE IV - GENERAL
4.1Reaffirmation.  Each Guarantor hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Guaranty and each other Loan
Document executed by such Guarantor.
4.2Expenses. The Borrower agrees to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the
Administrative Agent, incurred in connection with preparation, negotiation and execution of this
Amendment and any other document required to be furnished herewith.
4.3Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically shall be effective as delivery of a manually executed counterpart of this Amendment. The electronic signature provisions of Section
14.2 of the Credit Agreement are hereby incorporated by reference and apply hereto.
4.4Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the
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operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.
4.5Governing Law. This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of New York, but giving effect to federal laws applicable to national banks.
4.6Successors; Enforceability. The terms and provisions of this Amendment shall be binding upon the Borrower, the Guarantors, the Administrative Agent and the Required Lenders
and their respective successors and assigns, and shall inure to the benefit of the Borrower, the
Guarantors, the Administrative Agent and the Required Lenders and their respective successors and assigns.
4.7Reference to and Effect on the Credit Agreement.
a.Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.
b.Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed.
c.The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
4.8 Headings. Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.
(signature pages follow)
[Signature Page to C.H. Robinson Fifth Amendment]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.
C.H. ROBINSON WORLDWIDE, INC., as the
Borrower
By: /s/ Brent Schoenrock__________
Name: Brent Schoenrock
Title:  Treasurer
C.H. ROBINSON COMPANY, LLC, as a
Guarantor
By: /s/ Brent Schoenrock__________
Name: Brent Schoenrock
Title:  Treasurer
C.H. ROBINSON COMPANY, INC., as a
Guarantor
By: /s/ Brent Schoenrock__________
Name: Brent Schoenrock
Title:  Treasurer
[Signature Page to C.H. Robinson Fifth Amendment]
U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent and a Lender
By: /s/ Jerrod Clements__________________
Name:  Jerrod Clements
Title:    Senior Vice President
[Signature Page to C.H. Robinson Fifth Amendment]
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender
By: /s/ Mana Kanatsu__________________
Name: Mana Kanatsu
Title: Vice President

[Signature Page to C.H. Robinson Fifth Amendment]
BMO BANK N.A., as a Lender
By: /s/ Scott Ackerman_______________
Name: Scott Ackerman
Title:  Managing Director
[Signature Page to C.H. Robinson Fifth Amendment]
JPMorgan Chase Bank, N.A., as a Lender
By: /s/ Marlon Mathews_______________
Name: Marlon Mathews
Title:  Executive Director
[Signature Page to C.H. Robinson Fifth Amendment]
Bank of America, N.A., as a Lender
By: /s/ Laura L. Olson_______________
Name: Laura L. Olson
Title:  Senior Vice President
[Signature Page to C.H. Robinson Fifth Amendment]
MORGAN STANLEY BANK, N.A., as a
Lender
By: /s/ Margaret Stock_______________
Name: Margaret Stock
Title: Authorized Signatory
[Signature Page to C.H. Robinson Fifth Amendment]
HSBC Bank USA, N.A., as a Lender
By: /s/ Fik Durmus__________________
Name: Fik Durmus
Title: Managing Director
[Signature Page to C.H. Robinson Fifth Amendment]
PNC BANK, NATIONAL ASSOCIATION, as a
Lender
By: /s/ Nish Chakilam________________
Name: Nish Chakilam
Title: Assistant Vice President
[Signature Page to C.H. Robinson Fifth Amendment]
BPS Paribas, as a Lender
By: /s/ Benjamin Binetter______________
Name: Benjamin Binetter
Title: Managing Director
By: /s/ Nicolas Doche      ______________
Name: Nicolas Doche
Title: Director